UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 20, 2025

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

T1, South Tower, Jiazhaoye Square, Chaoyang District,

Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2025, Shineco Life Science Group Hong Kong Co., Limited (“Shineco Life Science”), a subsidiary of Shineco, Inc. (the “Company”), entered into a stock purchase agreement (the “SPA”) with Yi Yang, a current and only shareholder of FuWang (HK) International Company Limited (the “Seller”). Pursuant to the SPA, the Seller shall sell 75% of the equity interests in FuWang (HK) International Company Limited, a company limited by shares incorporated in Hong Kong (“FuWang (HK)”), he holds (the “FuWang Shares”) to Shineco Life Science. In consideration of the sale of the FuWang Shares, Shineco Life Science shall pay the Seller RMB 63.89 million in cash (the “Cash”), the Company shall issue and transfer 3,400,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) to the Seller and the Company shall transfer the 71.42% equity interests in Dream Partner Limited it holds (the “Dream Partner Shares”) to the Seller, subject to the terms and conditions set forth therein. Each of the SPA, the transaction contemplated thereby, the issuance of the Shares, and the transfer of the Dream Partner Shares has been approved by the Company’s board of directors.

As of the date hereof, the Cash has not been paid, and the Shares, the FuWang Shares and the Dream Partner Shares have not yet been transferred. Pursuant to the SPA, the Seller agreed to transfer the FuWang Shares to Shineco Life Science within 10 days after the execution of the SPA; Shineco Life Science agreed to pay the Seller the Cash within 20 days after the transfer of the FuWang Shares is completed (the “Closing”) and the Company shall issue and transfer the Shares and transfer the Dream Partner Shares to the Seller within 30 and 20 days, respectively, after the Closing. The SPA contains other customary obligations and rights of the parties.

The foregoing description of the SPA is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Form of Stock Purchase Agreement by and between Shineco Life Science and the Seller
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: March 20, 2025	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

3